                                                               Exhibit 99.B5(f)


                    NOTIFICATION OF ADDITIONAL PORTFOLIO
                    ------------------------------------


       Zurich Kemper Investments, Inc., a Delaware corporation (the "Adviser"), pursuant to Paragraph 2 of the Sub-Advisory Agreement (Form 2 Series) ("Sub-Advisory Agreement") dated December 1, 1996 between the Adviser and Zurich Investment Management Limited, an English corporation (the "Sub-Adviser") hereby notifies the Sub-Adviser that it desires to retain the Sub-Adviser to render investment advisory and management services under the Sub-Advisory Agreement for the Kemper Retirement Fund Series VII of Kemper Target Equity Fund, the sub-advisory fee for such services to be computed at the annual rate set forth in Appendix A hereto in accordance with Paragraph 3 of the Sub-Advisory Agreement.

     Dated:     May 1, 1997


                                ZURICH KEMPER INVESTMENTS, INC.

                                By:
                                   --------------------------------
                                Title:
                                      -----------------------------

     Attest:
            ---------------
     Title:
           ----------------


Sub-Adviser, pursuant to said Paragraph 2 of the Sub-Advisory Agreement, hereby notifies the Adviser that it is willing to render the aforesaid services for the Kemper Retirement Fund Series VII for the sub-advisory fee described above and acknowledges that such Portfolio shall hereby become a "Portfolio" under the Sub-Advisory Agreement.


                                ZURICH INVESTMENT MANAGEMENT LIMITED

                                By:
                                   ---------------------------------
                                Title:
                                      ------------------------------



     Attest:
            ---------------
     Title:
           ----------------

                                 APPENDIX A

                              SUB-ADVISORY FEE




     Series                         Annual Rate
     ------                         -----------
     Series VII                     .35 of 1%





